SOVEREIGN’S CAPITAL FLOURISH FUND

SOVF

(a series of Elevation Series Trust)

Supplement dated September 15, 2026, to the Summary Prospectus, Prospectus and

Statement of Additional Information ("SAI"), each dated November 28, 2025, as previously supplemented from time to time

Sovereign's Capital Management, LLC (“Sovereign's Capital Management”), the current investment adviser to the Sovereign’s Capital Flourish Fund (the “Fund”), is transitioning its public equities business to its affiliate Vident Asset Management (“Vident”). The operations and day-to-day management of the Fund, including the portfolio managers, will remain the same under Vident. The Board of Trustees of Elevation Series Trust has approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Vident. The agreement is subject to approval by Fund shareholders.

More detailed information regarding the transition will be included in the proxy statement to be filed with the SEC.

This Supplement and the Summary Prospectus, Prospectus, and SAI dated November 28, 2025, as previously supplemented from time to time, provide relevant information for all shareholders and should be retained for future reference. Each of the Summary Prospectus, Prospectus, and SAI have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-465-1403.